UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 19, 2010

BOSTON SCIENTIFIC CORPORATION
(Exact name of registrant as specified in charter)

DELAWARE	1-11083	04-2695240
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

One Boston Scientific Place, Natick, Massachusetts   01760-1537
(Address of principal executive offices)   (Zip code)

Registrant’s telephone number, including area code:  (508) 650-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the fling obligation of the registrant under any of the following provisions:

[   ]  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

On November 19, 2010, Boston Scientific Corporation announced the signing of a definitive merger agreement, under which Boston Scientific will acquire Sadra Medical, Inc. (“Sadra”), a development-stage company in Los Gatos, California.  Sadra is developing the first fully repositionable device for percutaneous aortic valve replacement used to treat patients with severe aortic stenosis.  Closing of the transaction is subject to customary conditions and is expected to be completed in the fourth quarter of 2010 or first quarter of 2011.

On November 19, 2010, Boston Scientific Corporation issued a press release announcing the signing of the definitive agreement.  A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

Exhibit No. Exhibit 99.1:	Description Press Release issued by Boston Scientific Corporation dated November 19, 2010

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON SCIENTIFIC CORPORATION

Date: November 19, 2010	By:	/s/ Vance Brown
Vance Brown
Vice President and Chief Corporate Counsel

EXHIBIT INDEX

Exhibit No. Exhibit 99.1:	Description Press Release issued by Boston Scientific Corporation dated November 19, 2010